EXHIBIT 10.1

CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT (this "Agreement"), effective as of August 10, 2016 is entered into by and among KINGFISH HOLDING CORPORATION, a Delaware corporation (the "Company"), and JAMES K. TOOMEY, an individual with his business address at 6425 28th Avenue East, Bradenton, Florida 34208 (the "Investor"). Certain capitalized terms used in this Agreement are defined in Section 5.1 of this Agreement.

RECITALS

WHEREAS, the Company generally has been in need of additional financial sources in order to conduct its business;

WHEREAS, the Investor was willing to loan the necessary funds to the Company, subject to the conditions specified herein, to conduct its business and pay the costs and expenses of such Professional Services; and

WHEREAS, in connection with its cash requirements for such purposes, the Company has previously borrowed $30,000 from the Investor in July 2016 and the parties now are desirous of formalizing this loan advance.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual representations, warranties, covenants and agreements contained in this Agreement and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Amount and Terms of Loans.

1.1 The July 2016 Loan. The Company acknowledges receipt of a loan advance in aggregate principal amount of Thirty Thousand Dollars ($30,000) (such loan advance, the "Loan"). The Loan shall be evidenced by a convertible promissory note for such principal amount of the Loan issued to the Investor in substantially the form attached hereto as Exhibit A (the "August 2016 Convertible Note"), which August 2016 Convertible Note for the Loan shall be issued and delivered by Company concurrently with the execution of this Agreement.

1.2 Loans Fully Funded. The Company acknowledges that the Investor has fully funded the Loan on or about July 11, 2016 and the Company received all of the proceeds therefrom on or about such date.

1.3 Terms and Conditions of the Loans. The Loan was made by the Investor to the Company on the basis of the representations, warranties, covenants and agreements contained in this Agreement, and subject to the terms and conditions set forth of this Agreement.

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2. Representations, Warranties, and Covenants of the Company. The Company hereby represents and warrants to the Investor as follows:

2.1 Organization, Standing, and Power. The Company is a corporation duly incorporated, validly existing, and, as of the date of this Agreement, in good standing under the Laws of the State of Delaware, and has the requisite corporate power and authority to own, lease, operate and otherwise hold its properties and assets and to carry on its business as it is now being conducted.

2.2 Authority; Due Execution.

(a) The Company has, and at the time that the Loan was funded had, all of the requisite corporate power and authority to execute and deliver this Agreement and the August 2016 Convertible Note (the Agreement and the August 2016 Convertible Note are referred to collectively as, the "Loan Documents"), and to carry out and perform its obligations under the Loan Documents, and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by the Company of the Loan Documents, including the delivery of the August 2016 Convertible Note and the reservation of shares of Common Stock issuable upon conversion of August 2016 Convertible Note (the "Conversion Shares"), and the consummation of the transactions contemplated thereby, has been duly and validly authorized by all necessary corporate action on the part of the Company. The Loan Documents have been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery by the Investor, of each of the Loan Documents will constitute legal, valid, and binding obligations of the Company, enforceable against it in accordance with their respective terms (except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratoriums, or similar Laws affecting creditors' rights and remedies generally and except that the availability of the equitable remedy of specific performance and injunctive relief is subject to the discretion of the court before which any proceedings may be brought (the "Bankruptcy and Equity Exceptions").

(b) The Board of Directors of the Company (the "Board of Directors" or the "Board") has determined that this Agreement, the Loan transaction which is the subject of this Agreement, and the August 2016 Convertible Note are fair to and in the best interests of the Company and its stockholders and have approved and adopted this Agreement, the Loan transaction, and the August 2016 Convertible Note.

2.3 No Conflict or Required Approvals.

(a) Neither the execution and delivery of this Agreement or the August 2016 Convertible Note, nor the consummation by the Company of the transactions contemplated hereby or thereby, or compliance with any of the terms or provisions herein or in the August 2016 Convertible Note by the Company will: (i) conflict with or violate any provision of the Certificate of Incorporation or bylaws of the Company, (ii) violate, conflict with, constitute or result in a breach of any term, condition, or provision of, or constitute a default (with or without notice or the lapse of time, or both) under, or give rise to any right of termination, cancellation, or acceleration of any obligation or the loss of any material benefit under, or require a Consent pursuant to, or result in the creation of any material Lien upon any material assets or properties of the Company pursuant to any of the terms, provisions, or conditions of any material loan or credit agreement, note, bond, mortgage, indenture, deed of trust, license, agreement, contract, lease, Permit, concession, franchise, plan, or other instrument or obligation to which the Company is a party or by which any of its material assets or properties may be bound or affected, or (iii) conflict with or violate any judgment, order, writ, injunction, decree of any court, governmental, regulatory or administrative agency, commission, authority, instrumentality, or other public body, domestic or foreign (a "Governmental Entity"), or material Law applicable to the Company or any of its assets or properties; except in the case of clauses (ii) and (iii) of this Section 2.3(a), as would not have a material adverse effect on the Company or its ability to consummate and perform the terms of this Agreement.

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(b) Neither the execution and delivery of each of the Loan Documents, nor the consummation of the transaction contemplated by the Loan Documents will require notice to, registration, declaration, or filing by the Company with, or the order, authorization, or Permit of, or exception or waiver by, or Consent of, or any action by, any Governmental Entity other than in connection or compliance with the provisions of applicable state corporate and securities Laws, and the United States federal securities Laws.

2.4 Capitalization.

(a) The authorized capital stock of the Company, prior to giving effect to the conversion of the Outstanding Notes and the Convertible Note issued hereby, consists of (i) 200,000,000 shares of Common Stock, of which 120,957,933 shares are issued and outstanding, and (ii) 20,000,000 of preferred stock, par value $0.0001 per share (the "Preferred Stock"), none of which are issued and outstanding.

(b) All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

(c) No stockholder of the Company or any other person is entitled to any preemptive rights with respect to the purchase, sale, or issuance of any equity securities of the Company. Except as required pursuant to the terms of the Loan Document and the outstanding convertible notes identified in Schedule 2.4(c) of this Agreement: (i) there are no outstanding or authorized options, warrants, "phantom" equity rights, agreements, subscriptions, calls, demands, or other rights, commitments, or arrangements (written or oral, or contingent or otherwise) of any character to purchase or acquire any capital stock or other equity investments in any security directly or indirectly convertible into or exchangeable or exercisable for, the capital stock of or other equity interest in the Company, including, without limitation, any convertible indebtedness obligations (collectively, "Options"), (ii) the Company has no outstanding obligation (contingent or otherwise) to issue any Options or to issue or distribute to holders of any shares of its capital stock, any evidences of indebtedness, or assets of the Company, (iii) the Company has no outstanding obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no voting trusts, trusts, proxies or other similar agreements, understandings, or similar arrangements to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of the Company.

2.5 Issuance of Conversion Shares.

(a) The issuance, sale, and delivery of the Conversion Shares to the Investor upon conversion of the August 2016 Convertible Note has been duly authorized by all necessary corporate action on the part of the Company and the Conversion Shares, when issued, sold, and delivered in compliance with the provisions of the Loan Documents, will be duly and validly issued, fully paid, and nonassessable, and shall be free and clear of any Liens, or preemptive or other similar rights and will be issued in compliance with all applicable federal and securities laws.

 (b) Assuming the accuracy of the representations and warranties of the Investor contained in Section 3 hereof, the offer, issue, and sale of the August 2016 Convertible Note and the Conversion Shares (collectively, the "Securities") are and will be exempt from the registration under the Securities Act of 1933, as amended (the "Securities Act"), and are exempt from registration and qualification under the securities laws of all other applicable jurisdictions.

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2.6 Compliance with Laws; No Violations.

(a) The Company holds all Permits necessary for it to own, lease, and operate its assets and properties and to lawfully carry on its business as now conducted except as would not have a material adverse effect on the Company. All material Permits are in full force and effect, and the Company is in substantial compliance with all conditions and requirements of such Permits and all rules and regulations relating thereto.

(b) The Company is not in conflict with, or in default under, or in violation of: (i) its Certificate of Incorporation or bylaws, or (ii) except as would not have a material adverse effect on the Company, any Law, Permit, order, judgment, writ, injunction, or decree applicable to the Company or by which the material assets or properties of the Company are bound or affected, and no claim is pending or, to the Knowledge of any of the Company, threatened with respect to such matters.

2.7 No Sales or Liquidation Contemplated. The Company has not entered into any agreement with any third party regarding the sale of the business of the Company, whether structured as a merger, reverse merger, share exchange, sale of a controlling interest of its stock, the sale of all or substantially all of the assets of the business of the Company, or otherwise contemplating a liquidation of the Company.

2.8 No Broker or Finder. Neither the Company or any of its officers, directors, have retained or used the services of any broker, finder, investment banker, or other financial intermediary, nor has the Company paid or agreed to pay any brokerage, finder's, or other fee or commission in connection with any of the transactions contemplated by this Agreement.

2.9 Accuracy of Representations and Warranties. The Company confirms that the representations and warranties of the Company made to the Investor pursuant to this Agreement were true and correct as of the date that the Loan was funded by the Investor ("Loan Date") and are true and correct as of the date of this Agreement.

3. Representations, Warranties, and Covenants of the Investor. The Investor hereby represents and warrants to the Company as follows:

3.1 Authority; No Conflict or Required Consents.

 (a) The Investor is an individual who has full legal capacity to execute and deliver this Agreement, to perform his obligations hereunder and thereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Investor and, assuming valid authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of the Investor enforceable against him in accordance with its terms (subject to the Bankruptcy and Equity Exceptions).

(b) Neither the execution, delivery or performance of this Agreement by the Investor, nor the consummation by the Investor of the transactions hereby, or compliance by the Investor with any of the terms or provisions herein will conflict with or violate any order, writ, Injunction, decree, or Law applicable to the Investor, or any of his properties or assets that will materially impair the ability of the Investor to perform his obligations under this Agreement.

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(c) Neither the execution or delivery of this Agreement by such Investor, nor the consummation of the transactions contemplated hereby, will require notice to, registration, declaration, or filing by the Investor with, or Permit or Consent of, or any action by any Governmental Entity.

3.2 Investment Representations.

(a) The Investor affirms that he has been advised and understands that (i) the Securities have not been registered under the Securities Act or registered or qualified under the securities Laws of any other jurisdiction and are being sold in reliance upon an exemption from registration under such Laws, (ii) he may not Transfer the Securities unless they are subsequently registered and qualified under such Laws or, in the opinion of counsel reasonably satisfactory to the Company, an exemption from such registration and qualification is available, and (iii) any Transfer that is permitted must satisfy certain legal, procedural and other requirements.

(b) The Investor: (i) is the sole and true party in interest, and is acquiring the Securities solely for his own account, not as a nominee or agent, for investment purposes only, and not with an intent or a view to the sale or distribution of any part thereof within the meaning of Section 2(a)(11) of the Securities Act, (ii) does not have any present intent of making a Transfer of, granting a participation in, or otherwise distributing the Securities in a manner contrary to the Securities Act or the securities Laws of any other applicable jurisdiction, nor does the Investor have any contract, undertaking, agreement, or arrangement with any person to Transfer, grant any participation in, or otherwise distribute any of the Securities to such person, and (iii) does not presently have any reason to anticipate any change in circumstances or other particular occasion or event which would cause the Investor to need to sell the Securities, except in accordance with the terms of this Agreement and in compliance with all applicable federal and state securities Laws.

(c) The Investor understands and acknowledges that only the Company can register the Securities under applicable securities Laws; the Company does not have any present intention to register the Securities under the Securities Act or the securities Laws of any other jurisdiction; there is a limited public market for the Common Stock; and, as a result an investment in the Securities may not be liquid and that the Investor must bear the economic risk of the investment indefinitely. In this regard, the Investor further represents that it has adequate means of providing for his current needs and possible personal contingencies, it can afford to bear the economic risk of holding the Conversion Shares for an indefinite period of time, it has no need for liquidity in its investment in the Conversion Shares, and it has the net worth sufficient to bear the risks of and to sustain a complete loss of such Investor's entire investment in the Company.

(d) The Investor confirms that it is aware and understands that no federal or state agency has made any finding or determination as to the fairness of this offering nor has made any recommendation or endorsement of the Securities.

(e) Such Investor recognizes that an investment in the Securities and the Company involves certain risks, and such Investor has taken full cognizance of, understands, and is willing to bear the risks related to the purchase of the Securities.

3.3 Knowledge and Experience. The Investor has sufficient knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and the Investor is able to bear the economic risk of its investment in the Securities and the Company.

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3.4 Accredited Investor; Not a Bad Actor. The Investor is (a) an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act and (b) is not subject to any "bad actor" disqualification set forth in Rule 506(d) of Regulation D or any similar disqualification provision that could adversely affect the Company's reliance on any federal or state securities registration exemption or that could otherwise adversely affect the offering of the Securities.

3.5 Information Provided. The Investor represents, acknowledges and confirms that:

(a) prior to the sale of the Securities to him pursuant to this Agreement, the Investor: (i) has been given access to all material books and records of the Company and all material contracts and documents relating to the sale of the Securities pursuant to this Agreement, (ii) has been given an the opportunity to ask questions of, and receive answers from, representatives of the Company concerning Company and the terms and conditions of the sale of the Securities by the Company to the Investor, and (iii) confirms that he has been furnished with all such requested information and all questions asked by such Investor have been answered to his full satisfaction.

(b) the Investor is acquiring the Securities without being furnished any offering literature or prospectus other than any documents or answers to questions so furnished to him by the Company.

(c) in addition to the representations set forth in Section 3.5(a) hereof, the Investor, because of his relationship with the Company as a director thereof, is in possession of or has complete and unrestricted access to, all material information concerning the Company, its business, operations, and financial condition and, as a result thereof, is thoroughly familiar with the speculative nature and risks of an investment in the Securities and is willing to bear the risks related to the purchase of the Securities. The Investor has been given access to all material information concerning the Company which is available or known to the Company.

(d) the Investor has not relied on any statement or representation of the Company or of any of its Affiliates, attorneys, agents, or other representatives, except as specifically set forth or referenced in this Agreement or provided in accordance with Section 3.5(a) of this Agreement.

3.6 Reliance on Investor's Representations. The Investor acknowledges and understands that the representations, warranties, and covenants contained in this Section 3 of the Agreement are being furnished, in part, and will be relied on by the Company in determining whether this offering of the Securities (and particularly, the Conversion Shares) is exempt from registration under the Securities Act and the securities laws of all other applicable jurisdictions and, accordingly, confirms that all such statements contained herein are true, complete, and accurate as of the date hereof, and shall be true, accurate, and complete as of the date that this Agreement is executed and delivered, and shall survive the execution and delivery of this Agreement. If any events occur or circumstances exist prior to the issuance of the Conversion Shares to the Investor which would make any of the representations, warranties, agreements, or other information of the Investor set forth herein untrue or inaccurate, the Investor agrees to immediately notify the Company in writing of such fact specifying which representations, warranties, or covenants are not true, correct, or accurate, and the reasons therefor.

3.7 No Broker or Finder. Such Investor has not retained or used the services of any broker, finder, investment banker, or other intermediary, nor has any Investor paid or agreed to pay any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement.

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3.8 Accuracy of Representations and Warranties. The Investor confirms that the representations and warranties of the Investor made to the Company pursuant to this Agreement were true and correct as of the Loan Date and are true and correct as of the date of this Agreement.

4. Additional Agreements.

4.1 Agreement Not to Transfer Securities. The Investor hereby agrees that he will not, directly or indirectly, Transfer or offer to Transfer any of the Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any the Securities), except in compliance with this Agreement, the Securities Act and the securities Laws of all other applicable jurisdictions, as well as the rules and regulations promulgated thereunder.

4.2. Investor's Indemnification Agreement. The Investor acknowledges that understands the meaning and legal consequences of the representations, warranties and covenants contained in Section 3 of this Agreement, especially as it relates to the reliance referenced in Section 3.6 hereof, and agrees to indemnify and hold harmless the Company and its agents, employees, and representatives from and against any and all losses (including reasonable attorney's fees), damage or liabilities due to or arising out of any misrepresentations, misstatements, or omissions with respect to any of the representations or warranties, or a breach of any of the covenants or agreements, contained in this Agreement by the Investor.

4.3 Reservation of Convertible Shares. The Company hereby agrees that:

(a) it will at all times have authorized and will reserve and keep available, solely for issuance and delivery to the Holder, that number of shares of its Common Stock (or other securities and property) that may be required from time to time for issuance and delivery of the Conversion Shares to the Investor upon conversion of the August 2016 Convertible Note.

(b) it shall take all necessary steps to ensure that the Conversion Shares, when issued in accordance with this Agreement and the August 2016 Convertible Note, shall be duly and validly issued, shall be fully paid and nonassessable, free and clear of any claim, lien, encumbrance, or security interest of any kind whatsoever, and free from all preemptive rights of any security holders of the Company.

(c) it shall take all action as may be necessary to assure that such Conversion Shares (and any other securities and property) may be issued and delivered as provided herein and as set forth in the August 2016 Convertible Note without violation of any applicable law or regulation, or of any requirements, of any domestic securities exchange or inter dealer quotation system upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws.

4.4 Convertible Note. The Investor agrees that by acceptance of the August 2016 Convertible Note pursuant to the terms of this Agreement, he will be bound by the terms of the August 2016 Convertible Note.

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4.5 Documentary Stamp Taxes. The Company agrees to pay all documentary stamp taxes required to be paid in connection with the issuance and delivery of the August 2016 Convertible Note to the Investor.

4.6 Further Assurances. On or after the date of this Agreement, each of the parties shall execute and deliver, or cause to be executed and delivered, such further documents, certificates, and instruments reasonably required to issue and distribute the Securities to the Investor, and to perform such further acts as may be reasonably requested in order to convey the Securities to the Investor, all on terms contained herein, and otherwise to comply with the terms of this Agreement and consummate the transactions herein provided.

5. General Provisions.

Section 5.1 Definitions.

(a) Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

"Affiliate"shall mean, as to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For purposes of this definition, (i) the term "control" (including the term "controlling," "controlled by" and "under common control," or correlative terms) means the possession, direct or indirect, of the power to direct the management and policies of a Person, whether as an officer or director, through the ownership of voting securities, by contract or otherwise.

"Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in the State of Florida are authorized or required by Law or executive order to close.

"Certificate of Incorporation" shall mean the certificate of incorporation of the Company.

"Common Stock" shall mean the shares of common stock, par value $0.0001 per share, of the Company.

"Consent" shall mean any consent, order, approval, authorization, clearance, exemption, waiver, ratification, or similar affirmation by any Person.

"Entity" shall mean any general partnership, limited partnership, corporation, joint venture, trust, limited liability company, limited liability partnership, unincorporated organization, business trust, cooperative or association.

"Law" means any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its assets, properties, liabilities, or business, including those promulgated, interpreted, or enforced by any Governmental Entity.

"Liens" shall mean all liens, encumbrances, charges, pledges, claims, security interests, equities, options, warrants, rights to purchase or acquire, and other defects in title.

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"Permits" shall mean all permits, licenses, variances, certificates, filings, franchises, notices, rights, and Consents of and from all Governmental Entities.

"Person" shall mean an individual or an Entity.

"Transfer" shall be construed broadly and shall include to mean, in the context of a transfer of any of the Securities, any sale, assignment, participation, gift, bequest, distribution, exchange, pledge, hypothecation, placement of a lien thereon or a grant of a security interest therein or other encumbrances thereon, judicial attachment, contribution to a trust or other Entity, or other transfer or disposition (voluntarily or involuntarily, by operation of law or otherwise, and whether as security or otherwise) by a Holder of all or a portion of its Securities or any right or interest therein. For purposes of this definition, a "Transfer" shall include the sale, assignment, participation, gift, bequest, distribution, exchange, pledge, hypothecation, placement of a lien thereon or a grant of a security interest therein or other encumbrances thereon, judicial attachment, contribution to a trust or other Entity, or other transfer or disposition (voluntarily or involuntarily, by operation of law or otherwise, and whether as security or otherwise) of a controlling equity interest in any Person which owns of record any of the Securities.

 (b) The following terms shall have the meanings ascribed thereto in the Section set forth opposite such term:

Term	Section

Agreement	Preamble
Bankruptcy and Equity Exceptions	2.2(a)
Board of Directors (or Board)	2.2(b)
Company	Preamble
Conversion Shares	2.2(a)
Governmental Entity	2.3(a)
Investor	Preamble
Loan	1.1
Loan Date	2.9
Loan Documents	2.2(a)
August 2016 Convertible Note	1.1
Options	2.4(c)
Preferred Stock	2.4(a)
Securities	2.5(b)
Securities Act	2.5(b)

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(c) Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation."

5.2 Expenses. Except as otherwise provided in this Agreement, whether or not the transactions contemplated herein are consummated, each party hereto shall bear and pay its own fees, costs and expenses incident to preparing, entering into and carrying out this Agreement and to consummating the transactions contemplated hereby.

5.3 Entire Agreement. Except as otherwise expressly provided herein, this Agreement and the other documents, agreements, and instruments, executed and delivered pursuant to or in connection with this Agreement, including the August 2016 Convertible Note, contains the entire agreement among the parties hereto with respect the subject matter hereof, and such Agreement supersedes all prior arrangements or understandings with respect to the subject matter hereof, both written and oral.

5.4 Amendment and Modification. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investor. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

5.5 Survival of Representations. The representations and warranties in this Agreement and in any certificate delivered pursuant hereto shall survive the Closing.

5.6 No Assignment. None of the parties hereto may assign any of its rights or delegate any of its obligations under this Agreement to any other Person, and any such purported assignment or delegation that is made without the prior written consent of the other parties to this Agreement shall be void and of no effect.

5.7 Notices. All notices or other communications given or made pursuant to this Agreement shall be in writing and shall be (a) delivered by registered or certified mail, return receipt requested, postage prepaid, (b) by expedited mail or package delivery service guaranteeing next Business Day delivery, (or, for international deliveries, the earliest Business Day that such delivery service can guarantee delivery if so requested and paid for), or (c) delivered personally, by hand, to the persons at the addresses set forth below (or at such other address as may be provided hereunder):

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If to Company:

Ted Sparling, President & CEO

Kingfish Holding Corporation

2641 49th Street

Sarasota, FL 34234

with a copy to:

Carlton Fields Jorden Burt, P.A.

Corporate Center Three at International Plaza

4221 West Boy Scout Blvd., Ste. 1000

Tampa, FL 33607-5780

Attn: Richard A. Denmon

Telephone: 813-229-4219

Facsimile: 813-229-4133

If to the Investor: At the address shown in the stockholder records of the Company.

Any notice or other communications to be given or that may be given pursuant to this Agreement shall be deemed to have been given: (x) three calendar days after the deposit of such notice or communication in the United States Mail, registered or certified, return receipt requested, with proper postage affixed thereto; (y) on the first Business Day after depositing such notice of communication with Federal Express, Express Mail, or other expedited mail or package delivery service guaranteeing delivery no later than the next Business Day if next Business Day delivery service has been requested and paid for (or on such Business Day as such delivery service has been requested, guaranteed, and paid for); or (z) upon delivery if hand delivered or telecopied to the appropriate address and person as provided hereinabove or to the person to whose attention the notice is to be given to the other parties in the manner hereinabove provided.

5.8 Governing Law; Jurisdiction.

(a) This Agreement shall in all respects be governed by and construed in accordance with the Laws of the State of Florida, without giving effect to the principles of conflict of Laws thereof.

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(b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereunder shall be brought solely in the courts of the State of Florida located in Hillsborough County, Florida, or, if it has or can acquire jurisdiction, in the United States District Court for the Middle District of Florida (Orlando or Tampa Division), and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to the venue or the convenience of forum of any such courts.

5.9 Specific Performance. Each party hereto agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and it is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States of any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

5.10 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

5.11 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provisions shall be interpreted to be only so broad as is enforceable.

5.12 Attorney Fees. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other party or parties for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other party or parties by reason of enforcement and protection of its or their rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

5.13 Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument. A party may deliver this Agreement by transmitting a facsimile or other electronic signature of this Agreement signed by such party (via PDF, TIFF, JPEG or the like) to the other party, which facsimile or other electronic signature shall be deemed an original for all purposes.

5.14Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

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 IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf all as of the date first written above.

COMPANY:

KINGFISH HOLDING CORPORATION,
a Delaware corporation

By:	/s/ Ted Sparling
Ted Sparling, President & CEO

INVESTOR:

/s/ James K. Toomey

James K. Toomey

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT/ AUGUST 2016 CONVERTIBLE NOTE (AUGUST 10, 2016)]

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Schedule 2.4(c)

Outstanding Notes

Note No.	Original Date of Loan	Principal Amount	Interest Rate	Conversion Rate

14	12/07/15	$20,000	3.5%	$1.00 per share
15	03/03/16	$20,000	3.5%	$1.00 per share

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EXHIBIT A

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS BY THE ISSUER FOR ANY PURPOSES, EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE SECURITIES LAWS OF ALL OTHER APPLICABLE JURISDICTIONS OR (2) THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION SHALL BE ESTABLISHED TO THE REASONABLE SATISFACTION OF THE ISSUER.

CONVERTIBLE PROMISSORY NOTE

Note No. 16	August 10, 2016
U.S. $30,000.00	Tampa, Florida

FOR VALUE RECEIVED, the undersigned KINGFISH HOLDING CORPORATION, a Delaware corporation (the "Company"), promises to pay to the order of JAMES K. TOOMEY ("Payee", and Payee and any subsequent permitted holder(s) of this convertible promissory note (the "Note") being referred to collectively as "Holder"), at Holder's address set forth below (or by wire transfer to Holder's wire address set forth below) or at such other place as Holder may designate in writing pursuant to the notice provisions below, the principal sum of THIRTY THOUSAND DOLLARS ($30,000.00) (the "Principal Amount"), together with accrued and unpaid interest thereon, said principal and interest to be due and payable as stated below.

This Note is issued pursuant to the terms of that certain Convertible Promissory Note Purchase Agreement (the "Purchase Agreement") dated as of August 10, 2016 by and between the Company and the Payee. Capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement.

1. Interest Rate. The Company promises to pay simple interest on the outstanding principal amount of this Note from July 11, 2016 (the date that the underlying loan was originally made by the Holder to the Company) until paid in full at the fixed rate of three and one-half percent (3.5%) per annum. Interest shall be calculated on a 365-day year basis and shall be due and payable as set forth below.

2. Maturity. Unless this Note has been previously converted in accordance with the terms of Section 5 hereof, all outstanding principal and accrued and unpaid interest on this Note, plus all fees, costs and expenses then due under this Note, become fully due and payable upon demand by the Holder (the date of any such demand, the "Maturity Date").

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3. Payments. No principal amount of this Note or any accrued interest on the principal balance of this Note is due or payable until the Maturity Date. All amounts payable hereunder shall be made for the account of the Holder at the address referred to in Section 8 of this Note.

4. Prepayment. The Company may not prepay this Note prior to the Maturity Date without the consent of the Holder. Following the Maturity Date, the Company may prepay any part or all of any amount payable under this Note, including principal or interest or both, at any time or times without any premium or penalty whatsoever. Any and all prepayments shall be applied first to reimbursement of Holder for any costs or expenses incurred by Holder to enforce or collect amounts owed hereunder, then to repayment of any accrued and unpaid interest hereunder, and then to principal outstanding hereunder.

5. Optional Conversion of Note.

(a) Optional Conversion Rights. The outstanding principal balance of this Note shall be convertible, in whole or in part, at the option of the Holder at any time prior to the Maturity Date, into shares of common stock, par value $0.0001 per share, of the Company ("Common Stock"), at the then-Conversion Price (as defined in Section 5(e) below) (the "Optional Conversion Right"). To the extent that the Holder decides to exercise his or her Optional Conversion Right, then any unpaid interest on this Note shall be converted into Common Stock on the same terms as the principal of the Note.

(b) Exercise of Optional Conversion Right. The Optional Conversion Right may be exercised by the Holder, in whole but not in part, at any time, and from time to time prior to the Maturity Date, by the surrender and presentment of this Note accompanied by a duly executed Notice of Exercise in the form attached hereto (the "Exercise Notice"), presented to the Company, at its principal office or at such other place as the Company may designate by notice in writing to the Holder.

(c) Issuance of Certificates. As soon as practicable after full or partial conversion of this Convertible Note, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such conversion and issuance of Common Stock) shall cause to be issued to the Holder a certificate representing the total number of shares of Common Stock for which this Convertible Note is being converted (the "Conversion Shares"). This Convertible Note shall be deemed to have been converted, and the Conversion Shares acquired thereby shall be deemed issued, and the Holder shall be deemed to have become holders of record of such Conversion Shares, for all purposes, as of the close of business on the date that this Convertible Note and the duly executed and completed Conversion Notice, has been presented and surrendered to the Company in accordance with the provisions of Section 5(b) hereof, notwithstanding that the transfer books of the Company may then be closed.

(d) Covenants of Company. The Company shall take all action as may be necessary to assure that such Conversion Shares (and any other securities and property) may be issued and delivered as provided herein without violation of the Company's Certificate of Incorporation of bylaws, any applicable law or regulation, or any requirements of any domestic securities exchange or inter dealer quotation system upon which the Common Stock may be listed.

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(e) Definitions. For purposes of this Note:

 (i) The term "Conversion Price" shall be equal to the quotient of the Principal Amount plus all accrued and unpaid interest under this Note as of the date of such calculation divided by the Per Share Value.

 (ii) The "Per Share Value" shall be $1.00 per share of Common Stock, subject to adjustment as provided in Section 5(f) hereof.

 (ii) The term "Sale of the Company" shall mean (A) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; (B) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company's voting power is transferred; provided, however, that a Sale of the Company shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof; or (C) a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

(f) Anti-Dilution Provisions. The number and kind of securities and other property that may be acquired upon the conversion of this Note and the Conversion Price shall be subject to adjustment, from time to time, upon the happening of any of the following events:

(i) In the event that the Company shall declare, pay, or make any dividend upon its outstanding shares of Common Stock payable in Common Stock or shall effect a subdivision of the outstanding Common Stock into a greater number of shares of Common Stock, then the number of Conversion Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision, and the Per Share Value shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number of Conversion Shares that may thereafter be acquired upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the Per Share Value shall be increased in such proportion.

(ii) In the event that the Company declares, pays, or makes any dividend or other distribution upon its outstanding shares of Common Stock payable in securities or other property (excluding cash dividends and dividends payable in shares of Common Stock, but including, without limitation, shares of any other class of the Company's stock or other securities convertible into or exchangeable for shares of Common Stock or any other class of the Company's stock or other interests in the Company or its assets), a proportionate part of those securities or that other property shall be set aside by the Company and delivered to the Holder in the event that the Holder exercises his Optional Conversion Right with respect to this Note. The securities and other property then deliverable to the Holder upon the conversion of this Note shall be in the same ratio to the total securities and property set aside for the Holder as the number of Conversion Shares with respect to which this Note is then converted is to the total number of Conversion Shares that may be acquired pursuant to this Note at the time the securities or property were set aside for the Holder.

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(g) Per Share Value Adjustments. Except as otherwise provided in this Section 5, upon any adjustment of the Per Share Value, the Holder shall be entitled to purchase, based upon the new Per Share Value, the number of shares of Common Stock, calculated to the nearest full share, obtained by: (i) multiplying the (A) number of Conversion Shares that may be acquired pursuant to this Note immediately prior to the adjustment of the Per Share Value by (B) the Per Share Value in effect immediately prior to its adjustment, and (ii) dividing the product so obtained in clause (i) by the new Per Share Value.

(h) Prior Notice of a Sale of the Company. Notwithstanding any provision of this Note to the contrary, in the event that the Company consummates a Sale of the Company prior to the conversion or repayment in full of this Note, the Company will give the Holder at least five days prior written notice of the anticipated closing date of such Sale of the Company.

6. Expenses. In the event of any failure of the Company to pay all amounts due upon a demand made pursuant to Section 2 of this Note, the Company shall pay all reasonable attorneys' fees and court costs incurred by Holder in enforcing and collecting this Note.

7. Waiver. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

8. Notices. Any notice or other communications to be given or that may be given pursuant to this Note shall be deemed to have been given: (x) three (3) calendar days after the deposit of such notice or communication in the United States Mail, registered or certified, return receipt requested, with proper postage affixed thereto; (y) on the first Business Day after depositing such notice of communication with Federal Express, Express Mail, or other expedited mail or package delivery service guaranteeing delivery no later than the next Business Day if next Business Day delivery service has been requested and paid for (or on such subsequent Business Day as such delivery service has been requested, guaranteed and paid for); or (z) upon delivery if hand delivered or telecopied to the appropriate address and person as provided on the signature page to the Purchase Agreement or to the person to whose attention the notice is to be given to the other parties in the manner hereinabove provided; provided, however, that any notice changing Holder's address or wire address shall be effective only upon receipt by the Company.

9. Governing Law.

(a) This Note shall in all respects be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the principles of conflict of laws thereof.

(b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereunder shall be brought solely in the courts of the State of Florida located in Hillsborough County, Florida, or, if it has or can acquire jurisdiction, in the United States District Court for the Middle District of Florida (Orlando or Tampa Division), and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to the venue or the convenience of forum of any such courts.

10. Modification; Waiver. No amendment, modification, forbearance or waiver of any provision of this Note, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Holder and the Company.

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11. Assignment. Neither the Company nor the Holder may assign or transfer this Note without the prior written consent of the other party (not to be unreasonably withheld) provided that, in no event shall this Note or any interest herein be transferable, in whole or in part, to any person or entity under circumstances that would be reasonably likely to violate or trigger a consent or other approval requirement under applicable laws, including but not limited to U.S. securities laws, the Foreign Corrupt Practices Act, FINSA, laws restricting money transfers and payments to persons or entities located in certain restricted countries, foreign nationals identified on any restricted list, and associated regulations as in existence at the time, and the laws and regulations of any other country. Any such written notice shall set forth in reasonable detail the identity of the new Holder(s) and the terms of transfer of this Note (including a release by the applicable Holder of any right to receive any payments hereunder) and the Company shall be obligated to register the transfer of this Note and make payments to any Holder hereunder only if the Company determines such transfer or payment is not restricted or prohibited by any such laws (and the due date of any such payment shall be extended by the length of time that any such legal restriction or prohibition exists). This Note shall inure to the benefit of Holder, its successors and assigns, and to any person to whom Holder may grant an interest in any of the indebtedness evidenced hereby in compliance with the foregoing restrictions, and shall be binding upon the Company and its successors and assigns. No person or entity not a direct party hereto shall be entitled to enforce any rights or obligations hereunder as a third party beneficiary or otherwise.

12. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

13. Time of Essence. Time is of the essence of the payment and performance of this Note.

14. Miscellaneous. The Company and Holder have participated jointly in the negotiation and drafting of this Note. In the event an ambiguity or question of intent or interpretation arises, this Note shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Note. No delay by Holder in enforcing its rights hereunder or otherwise, shall prejudice Holder's rights to enforce this Note. Neither Party to this Note will be liable to the other for any failure or delay in performance under this Note due to circumstances beyond its reasonable control including, without limitation, Acts of God, labor disruption, war, terrorist threat or government action, or lack of availability of wire transfer systems or other international or national systems; provided, that if either party is unable to perform its obligations under this Note for one of these reasons it shall give prompt written notice thereof to the other party and the time for performance, if any, shall be deemed to be extended for a period equal to the duration of the conditions preventing performance.

15. Agreement by Holder. By its acceptance of this Note, Holder agrees to be bound by the terms hereof.

16. Documentary Stamp Taxes. All required Florida documentary stamp taxes due in connection with this Note have been paid.

[Signature Page Follows]

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KINGFISH HOLDING CORPORATION,
a Delaware corporation

By:
Name:
Title:

HOLDER:

__________________________________

James K. Toomey

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE NO. 16 OF KINGFISH HOLDING CORPORATION]

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NOTICE OF EXERCISE

(To be executed by the Holder desiring to exercise the right to convert this Note into shares of common stock, par value $0.0001 per share, of the Company ("Common Stock") of KINGFISH HOLDING CORPORATION, a Delaware corporation)

The undersigned Holder of a Convertible Promissory Note (Note No. 16) hereby elects to exercise his or her Optional Conversion Right, pursuant to the provisions of the Note dated August 10, 2016 issued to the Holder by Kingfish Holding Corporation, a Delaware corporation, to receive that number of shares of Common Stock into which the outstanding principal amount of, and accrued and unpaid interest on, this Note is convertible at the Conversion Price at the address set forth below.

Dated: ________________, _______

Printed Name:
Signature:
Address:

(Signature must conform in all respects to the name of holder as specified on the face of this Note.)

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